                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                 SOLUTIA INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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

*******************************************************************************
* THIS PROXY MATERIAL IS SENT TO YOU FOR YOUR INFORMATION AS THE HOLDER OF    *
* SOLUTIA STOCK OPTIONS. YOU ARE NOT ENTITLED, HOWEVER, TO VOTE ANY OPTIONED  *
* SHARES. IF YOU WERE A RECORD HOLDER ON MARCH 1, 1999, AS THE RESULT OF YOUR *
* HAVING PARTIALLY EXERCISED YOUR OPTIONS, YOU WILL RECEIVE A PROXY CARD FOR  *
* THOSE SHARES.                                                               *
*******************************************************************************

             SOLUTIA LOGO

             10300 Olive Boulevard
             P.O. Box 66760
             St. Louis, MO 63166-6760

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


             DATE:     Wednesday, April 28, 1999

             TIME:     1:45 p.m., Central Daylight Time

             PLACE:    St. Louis Marriott West Hotel
                       660 Maryville Centre Drive
                       St. Louis, Missouri 63141

             PURPOSE:  *  Elect three directors
                       * Ratify the appointment of Deloitte & Touche LLP as principal independent auditors for the year 1999
                       *  Conduct other business if properly raised

             Only stockholders of record at the close of business on March 1, 1999, may vote at the meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE CAST YOUR VOTE BY PHONE OR ON THE INTERNET, OR COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted by proxy.

             If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket and directions to the annual meeting are printed on the back cover of this proxy statement.


                                                   /s/ Karl R. Barnickol

                                                   Karl R. Barnickol
                                                   Secretary

             March 15, 1999

                      TABLE OF CONTENTS

                                                                PAGE NO.
                                                                --------

Information About the Annual Meeting........................        1

Election of Directors (Proxy Item No. 1)....................        3
     Structure of the Board.................................        3
     Nominees For a Three-Year Term That Will Expire in
       2002.................................................        4
     Directors Whose Terms Will Expire in 2000..............        5
     Directors Whose Terms Will Expire in 2001..............        6
     Board Meetings and Committees..........................        6
     Compensation of Directors..............................        8

Ownership of Company Common Stock...........................        9
     Ownership by Directors and Executive Officers..........        9
     Ownership by Others....................................       10

Compensation of Executive Officers..........................       11
     Stock Price Performance Graph..........................       11
     Report of the Executive Compensation and
       Development Committee................................       12
     Summary Compensation Table.............................       15
     Aggregated Option Exercises in 1998 and
       Year-End Option Values...............................       16
     Long-Term Incentive Plan--Awards in Last Fiscal Year...       17
     Pension Plans..........................................       17
     Change-of-Control Agreements...........................       18

Ratification of Independent Auditors (Proxy Item No. 2).....       18

Additional Information......................................       19
     Information About Stockholder Proposals................       19
     Multiple Copies of Annual Report to Stockholders.......       19

PROXY STATEMENT FOR THE SOLUTIA INC.
1999 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THESE PROXY MATERIALS?

Solutia's Board of Directors is soliciting proxies to be voted at the 1999 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted upon at the meeting.

On March 15, 1999, we began mailing these proxy materials to all stockholders of record at the close of business on March 1, 1999. On this date, there were 111,664,547 shares of Solutia common stock outstanding. Each share is entitled to one vote on each matter properly brought before the annual meeting.

As required by Delaware law, a list of stockholders entitled to vote at the annual meeting will be available at the St. Louis Marriott West Hotel on April 28, 1999, and for 10 days prior to the meeting, during normal business hours, at Solutia Inc., 10300 Olive Boulevard, St. Louis, Missouri 63141.

HOW MANY VOTES DO I HAVE?

You may vote all shares of Solutia common stock that you owned at the close of business on March 1, 1999, the record date. These shares include:

    * Shares held directly in your name as the "stockholder of record," and

    * Shares held for you as the beneficial owner through a broker, bank, or other nominee in "street name."

IF I AM A STOCKHOLDER OF RECORD, HOW CAN I VOTE MY SHARES?

You can vote by proxy or in person.

HOW DO I VOTE BY PROXY?

If you are a stockholder of record, you may vote your proxy by telephone, Internet, or mail. Our telephone and Internet voting procedures are designed to authenticate stockholders by using individual control numbers. Voting by telephone or by Internet should help reduce costs for the company.

    * Voting Your Proxy by Telephone

      In the U.S. and Canada, you can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day, 7 days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

    * Voting Your Proxy By Internet

      You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, 7 days a week. If you vote via the Internet, you do not need to return your proxy card.

    * Voting Your Proxy By Mail

      If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to First Chicago Trust Company, a division of EquiServe, in the postage-paid envelope provided.

If you vote by proxy using any of these three methods, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some, or none of the nominees for director and whether your shares should be voted for or against the ratification of the appointment of the principal independent auditors for 1999. If you vote by telephone or Internet and choose to vote with the recommendation of Solutia's Board of Directors, or if you vote by mail, sign your proxy card, and do not indicate specific choices, your shares will be voted:

    * "FOR" the election of all three nominees for director, and

    * "FOR" ratification of the appointment of the principal independent auditors for 1999.

If any other matter is presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

    * Submit a valid, later-dated proxy,

    * Notify Solutia's Secretary in writing before the annual meeting that you have revoked your proxy, or

    * Vote in person at the annual meeting.

HOW DO I VOTE IN PERSON?

If you are a stockholder of record, you may cast your vote in person at the annual meeting. Please bring your admission ticket, which can be found on the back cover of this proxy statement.

IF I HOLD SHARES IN STREET NAME, HOW CAN I VOTE MY SHARES?

You can submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the voting instruction card included in these materials by your broker or nominee.

HOW DO I VOTE MY SHARES HELD IN THE COMPANY'S DIVIDEND REINVESTMENT PLAN?

If you are a participant in the Dividend Reinvestment Plan for stockholders of Solutia that is administered by First Chicago Trust Company, your proxy will also serve as an instruction to vote the shares held under this plan in the manner indicated on the proxy. If your proxy is not received, your shares held in the Dividend Reinvestment Plan will not be voted.

HOW DO I VOTE MY SOLUTIA COMMON STOCK HELD IN SIP?

If you are both a registered stockholder of the company and a participant in either the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, you will receive a single proxy card that covers shares of Solutia common stock credited to your plan account as well as shares of record registered in exactly the same name. Accordingly, your proxy card also serves as a voting instruction for the trustee of the plan in which you are a participant. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate proxy cards for individual and plan holdings. If you own shares through one of these plans and you do not return your proxy card by Friday, April 23, 1999, the trustee will vote your shares in the same proportion as the shares that are voted by the other participants in the plan. The trustee will also vote unallocated shares of Solutia common stock held in the plan in direct proportion to the voting of allocated shares in the plan for which voting instructions have been received unless doing so would be inconsistent with the trustee's duties.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


Election of Three Directors             The three directors who receive the most votes will be
(Proxy Item No. 1)                      elected. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular
                                        nominee on your proxy card, your vote will not count either
                                        "for" or "against" the nominee.

Ratification of Appointment             The affirmative vote of a majority of the shares present in
of Independent Auditors                 person or by proxy at the annual meeting is required to
(Proxy Item No. 2)                      ratify the appointment of the principal independent auditors for 1999. If you "abstain" from voting, it has the same
                                        effect as if you voted "against" this proposal.

If a broker indicates on its proxy that it does not have authority to vote certain shares on particular proposals, the shares not voted ("broker non-votes") will have the same effect as a vote against these proposals. Broker non-votes occur when brokers do not have discretionary voting authority on certain proposals under the rules of the New York Stock Exchange and the broker has not received instructions on how to vote on these proposals.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

The company is paying the cost of preparing, printing, and mailing these proxy materials. We will reimburse banks, brokerage firms, and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. The company has engaged Georgeson & Company Inc., a proxy solicitation firm, to assist in the solicitation of proxies. We expect Georgeson's fee to be approximately $12,500 plus out-of-pocket expenses. A few officers and employees of the company may also participate in the solicitation, without additional compensation.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket. Stockholders who do not have admission tickets will be admitted upon verification of ownership at the door. You will find an admission ticket and directions to the St. Louis Marriott West Hotel on the back cover of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

STRUCTURE OF THE BOARD

Our Board of Directors is divided into three classes. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

The terms of three directors will expire at the 1999 Annual Meeting. Directors nominated for election at the 1999 Annual Meeting would hold office for a three-year term that will expire at the annual meeting in 2002 (or until their respective successors are elected and qualified, or until their earlier death, resignation, or removal). However, in accordance with the company's mandatory retirement policy for directors who are not employees of the company, Mrs. Joan
T. Bok and Mr. Howard M. Love will resign as directors effective as of the date of the 2000 Annual Meeting of Stockholders.

All of the nominees are now directors of the company. They were previously elected by Monsanto Company, acting as sole stockholder of the company, prior to the spinoff of the company from Monsanto Company on September 1, 1997. On the date of the 1999 Annual Meeting, Robert G. Potter, who is now chairman and chief executive officer of Solutia, will step down as chief executive officer but remain as chairman. John C. Hunter III, who is now president and chief operating officer of Solutia, will succeed Robert G. Potter as chief executive officer. Mr. Hunter will also continue as president.

If a nominee is unavailable for election, your proxy authorizes us to vote for a replacement nominee if the Board names one. As an alternative, the Board may reduce the number of directors to be elected at the meeting. The Board is not aware that any nominee named in this proxy statement will be unwilling or unable to serve as a director.

Other directors are not up for election this year and will continue in office for the remainder of their terms or until their earlier death, resignation, or removal.

NOMINEES FOR A THREE-YEAR TERM THAT WILL EXPIRE IN 2002

JOAN T. BOK                  PRINCIPAL OCCUPATION: CHAIRMAN EMERITUS, NEW ENGLAND
                               ELECTRIC SYSTEM
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 69

[PHOTO]                      Mrs. Bok was Chairman of the Board of the New England
                             Electric System from 1984 to 1998 and is currently Chairman
                             Emeritus. She is a Director of Avery Dennison Corporation,
                             John Hancock Mutual Life Insurance Company, and the New
                             England Electric System. Mrs. Bok is a Trustee of the
                             National Osteoporosis Foundation, the Woods Hole
                             Oceanographic Institution, the Worcester Foundation for
                             Biomedical Research, and The Urban Institute.

HOWARD M. LOVE               PRINCIPAL OCCUPATION: RETIRED CHIEF EXECUTIVE OFFICER,
                               NATIONAL INTERGROUP, INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 68

[PHOTO]                      Mr. Love was Chief Executive Officer of National Intergroup,
                             Inc. from 1981 to 1991 and has been Honorary Chairman of
                             National Steel Corporation, formerly a subsidiary of
                             National Intergroup, Inc., since 1990. He served as Chairman and Chief Executive Officer of National Steel Corporation
                             from 1984 to 1990. Mr. Love is a Director of AEA Investors, an Advisory Director of COMSAT, and a member of The Business
                             Council. He is also a Trustee of the University of
                             Pittsburgh.

ROBERT G. POTTER             PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                               SOLUTIA INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 59

[PHOTO]                      Mr. Potter has been Chairman and Chief Executive Officer of
                             Solutia Inc. since 1997. He served as chief executive of the chemical businesses of Monsanto Company from 1986 to 1997.
                             He was also an Executive Vice President of Monsanto Company from 1990 to 1997 and an Advisory Director of Monsanto
                             Company from 1986 to 1997. Mr. Potter is a Director of both
                             Southdown Inc. and Stepan Company.

      -------------------------------------------------------------------
        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES.
      -------------------------------------------------------------------



                                       4

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

ROBERT T. BLAKELY            PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF
                               FINANCIAL OFFICER, TENNECO INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 57

[PHOTO]                      Mr. Blakely has been Chief Financial Officer of Tenneco Inc.
                             since 1981 and Executive Vice President since 1996. He is a
                             Director of Vlasic Foods International, Inc. He also serves as a Director of the New York City Ballet, the Manhattan and
                             Bronx Council of the Boy Scouts of America, and the United
                             Way of Greenwich. In addition, he is a Trustee of Cornell
                             University.

PAUL H. HATFIELD             PRINCIPAL OCCUPATION: PRINCIPAL, HATFIELD CAPITAL GROUP
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 63

[PHOTO]                      Mr. Hatfield has been a Principal of Hatfield Capital Group since 1997. He was Chairman of the Board, President, and
                             Chief Executive Officer of Petrolite Corporation from 1995 to 1997. From 1987 to 1995, Mr. Hatfield was Vice President
                             of Ralston Purina Co. and Chief Executive Officer of Protein
                             Technologies International, Inc., a subsidiary of Ralston
                             Purina Co. Mr. Hatfield is a Director of Penford
                             Corporation.

ROBERT H. JENKINS            PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND CHIEF
                               EXECUTIVE OFFICER, SUNDSTRAND CORPORATION
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 56

[PHOTO]                      Mr. Jenkins has been Chairman of the Board and Chief
                             Executive Officer of Sundstrand Corporation since 1997. He was President and Chief Executive Officer of Sundstrand
                             Corporation from 1995 to 1997 and Executive Vice President of Illinois Tool Works, Inc. from 1990 to 1995. Mr. Jenkins is a Director of Sundstrand Corporation, AK Steel Holdings
                             Corporation, and Cordant Technologies.

FRANK A. METZ, JR.           PRINCIPAL OCCUPATION: RETIRED SENIOR VICE PRESIDENT, FINANCE
                               AND PLANNING, AND CHIEF FINANCIAL OFFICER, INTERNATIONAL
                               BUSINESS MACHINES CORPORATION
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 65

[PHOTO]                      Mr. Metz was Senior Vice President, Finance and Planning,
                             and Chief Financial Officer of International Business
                             Machines Corporation from 1986 to 1993 and Director from
                             1991 to 1993. Mr. Metz is a Director of Allegheny Energy,
                             Inc. and Norrell Corporation.


                                       5

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001

JOHN C. HUNTER III           PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF OPERATING OFFICER,
                               SOLUTIA INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 52

[PHOTO]                      Mr. Hunter has been President and Chief Operating Officer of
                             Solutia Inc. since 1997. From 1995 to 1997, he was President of the Fibers Business Unit of Monsanto Company. From 1993
                             to 1995, he served as Vice President and General Manager of the Fibers Division and Asia-Pacific region of the Chemical
                             Group of Monsanto Company. Mr. Hunter is a Director of both
                             Advanced Elastomer Systems, L.P. and Penford Corporation. He
                             is also on the board of directors of Missouri Baptist
                             Hospital.

WILLIAM D. RUCKELSHAUS       PRINCIPAL OCCUPATION: CHAIRMAN, BROWNING-FERRIS INDUSTRIES,
                               INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 66

[PHOTO]                      Mr. Ruckelshaus has been Chairman of Browning-Ferris
                             Industries, Inc. since 1988. He has been a Principal of
                             Madrona Investment Group L.L.C. since 1996. From 1988 to
                             1995, Mr. Ruckelshaus was also Chief Executive Officer of
                             Browning-Ferris Industries, Inc. He was Of Counsel to
                             Perkins Coie from 1985 to 1988. He served as Administrator of the Environmental Protection Agency from 1983 to 1985.
                             Mr. Ruckelshaus is a Director of Browning-Ferris Industries,
                             Inc.; Coinstar, Inc.; Cummins Engine Co., Inc.; Gargoyles
                             Inc.; Monsanto Company; Nordstrom, Inc.; and Weyerhaeuser
                             Company.

JOHN B. SLAUGHTER            PRINCIPAL OCCUPATION: PRESIDENT, OCCIDENTAL COLLEGE
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 64

[PHOTO]                      Dr. Slaughter has been President of Occidental College since
                             1988. He was a Director of the National Science Foundation
                             from 1980 to 1982. Dr. Slaughter is a Director of Atlantic
                             Richfield Company, Avery Dennison Corporation, International
                             Business Machines Corporation, and Northrop Grumman Corp. He
                             is a member of the American Academy of Arts and Sciences and the National Academy of Engineering. He is also a Fellow of the American Association for the Advancement of Science and
                             the Institute of Electrical and Electronic Engineers.

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met eight times in 1998. In addition to meetings of the full Board, directors attended meetings of Board committees. Each director attended at least 92% of the aggregate Board meetings and meetings of committees of which he or she is a member. A description of each committee and its current membership follows.

Audit and Finance Committee

Members: Mr. Metz, Chairman; Mr. Blakely and Dr. Slaughter

The Audit and Finance Committee, composed of non-employee directors, met six times in 1998. The committee reviews and monitors the company's internal controls, financial reports, and accounting practices as well as the scope and extent of the audits performed by both the independent and internal auditors. The committee also recommends to the full Board the selection of the company's principal independent auditors, and it approves in advance all significant audit and nonaudit services provided by these auditors. The internal and principal independent auditors meet with this committee, with and without management representatives present, to discuss the results of their examination, the adequacy of the company's internal accounting controls, and the quality of the company's financial reporting.

The Audit and Finance Committee also reviews and monitors the company's financial policies, including planning and structure, so that they conform to the company's requirements for growth and sound operation.

Executive Compensation and Development Committee

Members: Mr. Love, Chairman; Mr. Hatfield and Mr. Metz

The Executive Compensation and Development Committee, composed of non-employee directors, met six times in 1998. The committee recommends to the Board the establishment and modification of the company's management incentive plans. The committee makes grants and awards under these plans to senior management of the company (including its executive officers) and administers and interprets these plans. The committee has delegated authority to a compensation committee composed of senior managers to make grants and awards under the incentive plans to employees other than senior management. The Executive Compensation and Development Committee also has authority to approve the establishment, modification, and termination of other executive compensation programs and agreements. In addition, the committee reviews plans for executive succession and determines the salaries of the company's senior management (including its executive officers).

Governance Committee

Members: Mr. Ruckelshaus, Chairman; Mrs. Bok, Mr. Jenkins, and Dr. Slaughter

The Governance Committee, composed of non-employee directors, met four times in 1998. The committee serves as a nominating committee to consider candidates for the Board. As such, it approved the slate of director nominees in this proxy statement for submission to the Board. The committee develops internal criteria for the selection of directors. In performing these responsibilities, the committee consults with the Chairman of the Board. The committee will consider candidates for election as director whose nomination is recommended by stockholders. Any stockholder wishing to make such a recommendation should submit the nominee's name, together with the nominee's qualifications and consent to being considered as a nominee, in writing by year-end to the company's Secretary.

The Governance Committee also develops principles and procedures for the Board. It reevaluates these principles and procedures annually to ensure that the Board is fulfilling its responsibilities in a manner that effectively serves the interests of the company's stockholders. The Governance Committee also reviews and monitors the company's performance as it affects employees, communities, customers, and the environment.

COMPENSATION OF DIRECTORS

Directors who are Solutia employees do not receive payment for their services as directors.

The following table displays all components of compensation for non-employee directors:

----------------------------------------------------------------------------
        Form of Compensation                  Amount of Compensation
----------------------------------------------------------------------------
  Annual Board Retainer<F*>                           $50,000
----------------------------------------------------------------------------
  Annual Retainer for Committee
     Chairman                                          $5,000
----------------------------------------------------------------------------
  Committee Attendance Fee
     (each meeting)                                    $1,000
----------------------------------------------------------------------------
  Initial Option Grant                   option on 8,000 shares of company
     (upon first election to Board)         common stock
----------------------------------------------------------------------------
                                         option on 2,000 shares of company
  Annual Option Grant<F**>                  common stock
----------------------------------------------------------------------------


   <F*>  At least half of the annual retainer is credited to the director's deferred stock account in quarterly installments and is paid out in company common stock following the termination of the director's service on the Board. Each non-employee director may elect to receive the other half of the annual retainer in cash or to defer all or a part into the deferred stock account, an interest-bearing cash account, or both.

   <F**> The annual option grant is normally made on the date of the annual meeting of stockholders to newly elected directors and those directors who are continuing in office. The annual option grant for a director's first year is prorated if the director is elected at a time other than the date of the annual meeting of stockholders. The exercise price of these non-qualified stock options is equal to the fair market value of the company's common stock on the date of the grant. The stock options generally become exercisable in three equal annual installments. The stock options have a term of ten years but terminate two years after a director's Board service ends for any reason, if earlier.

On April 22, 1998, each of the current non-employee directors received an option to buy 2,000 shares of the company's common stock at an exercise price of $29.438.

Non-employee directors do not have a retirement plan nor do they participate in the company's benefit plans. They are, however, covered under the company's business travel accident insurance policy while traveling on the company's business.

Because non-employee directors are required to take at least half of their annual retainer in the form of deferred common stock, they will have an ever increasing stake in the company. Therefore, the Board has not considered it necessary to adopt a stock ownership requirement for non-employee directors.

OWNERSHIP OF COMPANY COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the company common stock owned beneficially by the company's directors and executive officers, including deferred shares credited to the account of each non-employee director, as of December 31, 1998. In general, "beneficial ownership" includes those shares a person has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, each person has sole voting and investment power over his or her shares.

----------------------------------------------------------------------------------------------------------------
                                                                        Shares Underlying
                                           Shares of Common Stock      Options Exercisable
                  Name                   Beneficially Owned <Fa><Fb>   Within 60 Days <Fc>             Total
                  ----                   ---------------------------   -------------------             -----
----------------------------------------------------------------------------------------------------------------
  Karl R. Barnickol                                 58,832<Fd>                284,159                  342,991
----------------------------------------------------------------------------------------------------------------
  Robert T. Blakely                                  1,428                      3,111                    4,539
----------------------------------------------------------------------------------------------------------------
  Joan T. Bok                                        4,023                      3,111                    7,134
----------------------------------------------------------------------------------------------------------------
  Robert A. Clausen                                 42,868                    259,237                  302,105
----------------------------------------------------------------------------------------------------------------
  Paul H. Hatfield                                   7,252                      3,111                   10,363
----------------------------------------------------------------------------------------------------------------
  John C. Hunter III                                76,685                    362,614                  439,299
----------------------------------------------------------------------------------------------------------------
  Robert H. Jenkins                                  3,022<Fe>                  3,111                    6,133
----------------------------------------------------------------------------------------------------------------
  Howard M. Love                                     5,255<Ff>                  3,111                    8,366
----------------------------------------------------------------------------------------------------------------
  Frank A. Metz, Jr.                                 3,206                      3,111                    6,317
----------------------------------------------------------------------------------------------------------------
  Michael E. Miller                                 56,122<Fg>                404,408                  460,530
----------------------------------------------------------------------------------------------------------------
  Robert G. Potter                                 203,662<Fh>              1,088,468                1,292,130
----------------------------------------------------------------------------------------------------------------
  William D. Ruckelshaus                             5,774<Fi>                  3,111                    8,885
----------------------------------------------------------------------------------------------------------------
  John B. Slaughter                                  3,228<Fj>                  3,111                    6,339
----------------------------------------------------------------------------------------------------------------
  All directors and executive officers
     (21 persons)                                  566,543<Fk>              3,313,098                3,879,641
----------------------------------------------------------------------------------------------------------------

<Fa> The number of shares shown includes shares held indirectly by executive officers under the Solutia Inc. Savings and Investment Plan ("SIP"): Mr. Potter, 68,093; Mr. Barnickol, 29,405; Mr. Clausen, 2,738; Mr. Hunter, 23,631; Mr. Miller,
     11,265; and directors and executive officers as a group, 185,759. Executive officers have sole discretion over voting shares held under SIP and, within limitations provided by SIP, sole discretion over investment of shares. Shares are voted by the trustees of SIP in accordance with instructions from participants. If the trustees do not receive instructions as to the voting of particular shares, the shares are voted in proportion to instructions actually received from other participants in SIP.

<Fb> The number of shares shown includes deferred shares credited to the account of each non-employee director, as follows:
     Mr. Blakely, 1,428 shares; Mrs. Bok, 1,428 shares; Mr. Hatfield, 2,852 shares; Mr. Jenkins, 2,852 shares; Mr. Love, 1,428 shares; Mr. Metz, 1,428 shares; Mr. Ruckelshaus, 2,852 shares; and Dr. Slaughter, 1,428 shares. As noted under "Compensation of Directors" on page 8, a minimum of half of a non-employee director's annual retainer is credited to the director's deferred stock account and is paid out in two installments following the termination of the director's service on the Board. The non-employee directors have no current voting or investment power over these deferred shares.

<Fc> The shares shown represent stock options granted under the company's incentive plans, including stock options resulting from the conversion of Monsanto Company stock options at the time of the spinoff.


                                       9

<Fd> The number of shares shown for Mr. Barnickol includes 2,000 shares of company restricted stock received in the spinoff as a dividend on shares of Monsanto restricted stock that Mr. Barnickol held under a Monsanto incentive plan. With respect to these shares, Mr. Barnickol has sole voting power and no current investment power. The number of shares shown for Mr. Barnickol also includes 1,778 shares owned jointly by Mr. Barnickol and his wife.

<Fe> The number of shares shown for Mr. Jenkins includes 170 shares owned jointly by Mr. Jenkins and his wife.

<Ff> The number of shares shown for Mr. Love includes 1,200
     shares held in trust in which Mr. Love has an income interest. Mr. Love expressly disclaims beneficial ownership of these shares.

<Fg> The number of shares shown for Mr. Miller includes 44,856 shares with respect to which Mr. Miller shares voting and investment power.

<Fh> The number of shares shown for Mr. Potter includes 6,520 shares owned by Mr. Potter's wife. Mr. Potter expressly disclaims beneficial ownership of these shares. The number of shares shown for Mr. Potter also includes 99 shares owned jointly by Mr. Potter and his wife.

<Fi> The number of shares shown for Mr. Ruckelshaus includes 120 shares of company restricted stock received in the spinoff by Mr. Ruckelshaus as a dividend on the stock-based portion of his non-employee director annual retainer from Monsanto Company. Mr. Ruckelshaus has sole voting power and no current investment power over these shares. The number of shares shown for Mr. Ruckelshaus also includes 200 shares owned jointly by Mr. Ruckelshaus and his wife.

<Fj> The number of shares shown for Dr. Slaughter includes 137 shares owned by Dr. Slaughter's wife. Dr. Slaughter expressly disclaims beneficial ownership of these shares.

<Fk> The number of shares shown for all directors and executive officers as a group includes:

     * 90 shares owned by a member of the household of an executive officer not named above. The officer disclaims beneficial ownership of these shares.

     * 2,466 shares over which an executive officer not named above shares investment and voting power.

The total share holdings reported above for all directors and executive officers as a group equal approximately 3.43% of the number of shares of company common stock outstanding on December 31, 1998. Mr. Potter's total share holdings equal approximately 1.14%.

OWNERSHIP BY OTHERS

The following table shows, as of December 31, 1998, all persons or entities that the company knows are "beneficial owners" of more than five percent of company common stock.

                                                  Amount and Nature of
                                                 Beneficial Ownership of            Percent
Name and Address of Beneficial Owner              Company Common Stock              of Class
------------------------------------             -----------------------            --------
FMR Corp.                                             7,622,589<Fa>                  6.284%
82 Devonshire Street
Boston, Massachusetts 02109

<Fa> This information is based on a Schedule 13G filed with the
     Securities and Exchange Commission by FMR Corp. ("FMR") on behalf of itself, two wholly-owned subsidiaries of FMR, and certain FMR shareholders. Fidelity Management & Research Company, one of these subsidiaries, is the beneficial owner of 7,078,500 of these shares (5.835% of Solutia common stock). This subsidiary, and FMR through its control of this subsidiary, each have sole power to dispose of 7,078,500 shares but no sole or shared power to vote or direct the voting of these shares. Through its control of Fidelity Management Trust Company, FMR has sole power to dispose of the remaining 544,089 shares and sole power to vote or direct the voting of 362,349 shares.

COMPENSATION OF EXECUTIVE OFFICERS

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders (stock price appreciation plus reinvested dividends) on the company's common stock with the cumulative total return on each of three indices: the Standard & Poor's ("S&P") 500 Index, the S&P Chemicals (Diversified) Index, and the S&P Chemicals (Specialty) Index. We have chosen to compare Solutia's performance with that of these two chemicals indices because Solutia has a diversified portfolio of products, including a large number of specialty chemicals. The graph assumes that

    * you invested $100 in the company's common stock and in each of the indices at the closing price on August 20, 1997 (the date on which the company's common stock began trading on the New York Stock Exchange),

    * all dividends were reinvested, and

    * you continued to hold your investment through December 31, 1998.

                                    [GRAPH]

----------------------------------------------------------------------------------------------------------------------------------
                             20-AUG-97      30-SEP-97      31-DEC-97      31-MAR-98      30-JUN-98      30-SEP-98      31-DEC-98
----------------------------------------------------------------------------------------------------------------------------------
 SOLUTIA INC.                   100             93            124            138            134            106            104
----------------------------------------------------------------------------------------------------------------------------------
 S&P 500(R)                     100            101            104            119            123            110            134
----------------------------------------------------------------------------------------------------------------------------------
 S&P(R) CHEMICALS               100             97             95            115            120            110            101
 (DIVERSIFIED)
----------------------------------------------------------------------------------------------------------------------------------
 S&P(R) CHEMICALS               100            101            105            105             94             78             88
 (SPECIALTY)
----------------------------------------------------------------------------------------------------------------------------------

REPORT OF THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

The Executive Compensation and Development Committee of the Board of Directors is comprised of three non-employee directors. The committee establishes compensation policy for the company and administers the compensation program for the company's senior management, including its thirteen executive officers and the other members of the company's executive leadership team.

In 1997, in anticipation of the spinoff of Solutia by Monsanto Company, Solutia engaged the services of a nationally recognized compensation consulting firm to assist in developing the company's overall compensation structure and in determining an appropriate and effective compensation program for the company's executive officers. The consulting firm reviewed historical pay practices for Monsanto's chemical businesses. It also provided information on base salary levels, annual bonus levels, and long-term incentives at a broad group of companies (the "survey group"), which included but was not limited to companies represented in the S&P specialty and diversified chemicals indices. Based on this comparative pay data, the financial parameters that are critical to the achievement of the company's success, and the compensation-related objectives that the committee wishes to foster, the committee adopted, following the spinoff, an executive compensation program that it considers appropriate for the company. A description of that program follows.

Policies and Objectives

The committee's objectives reflected in the company's compensation programs, including its executive compensation program, are to:

    * achieve a successful "one enterprise" culture focused on stockholder value and profitable long-term growth;

    * recognize business unit and site accomplishments;

    * focus and reward employees based upon the key measures of the company's success: cash management, earnings growth, and stock price increases; and

    * build an ownership mentality throughout the company.

The key components of the company's executive compensation program are base salary, annual incentive compensation, and long-term incentive compensation. The intention is to maintain base salaries for the executives named in the Summary Compensation Table and other members of the executive leadership team at approximately the 50th percentile of companies of comparable size in the survey group. Annual bonuses are also targeted at about the 50th percentile. Target long-term incentive compensation is pegged at approximately the 75th percentile.

Annual Incentive Program

The annual incentive program for the executive leadership team, including the chief executive officer, and all other management level employees provides for awards to be determined shortly after the end of the year being measured. Threshold levels of free cash flow and earnings per share must be attained in order for the plan to be funded. Actual awards depend principally upon achieving free cash flow and earnings per share targets set at the beginning of the year. The committee may adjust awards in its discretion based on the individual's personal performance as measured against his or her particular responsibilities. Awards may vary significantly from year to year.

Long-Term Incentive Program

For the executive officers, including the chief executive officer, and other members of the executive leadership team, the 1998-1999 long-term incentive program has two components: a long-term incentive opportunity based upon cumulative enterprise results for 1998 and 1999 and a non-qualified stock option grant. Together these two components are intended to result in long-term compensation at the 75th percentile of companies of comparable size in the survey group, assuming performance at target levels.

1998-1999 LONG-TERM INCENTIVE OPPORTUNITY. This opportunity is intended to focus senior management on the financial performance required during this critical post-spinoff period. Awards will depend principally upon achieving cumulative earnings per share and free cash flow targets for 1998 and 1999. These cumulative targets are more aggressive than the earnings per share and free cash flow targets established for the annual incentive plan. Threshold levels of cumulative earnings per share and cumulative free cash flow must be achieved for any awards to be earned. The committee retains the discretion to adjust awards. Awards earned will be paid in the first quarter of the year 2000. To discourage senior management from focusing solely on this two-year performance period at the expense of the longer term prospects of the company, awards will be paid in the form of shares of company common stock that are restricted against sale or other disposition until December 31, 2004, to the extent that sufficient shares are available for this purpose under the company's stock-based incentive plan. To the extent that sufficient shares are not available, awards will be paid in the form of "performance shares," which are bookkeeping units that replicate to the extent practicable the terms and conditions of the restricted stock. The restricted stock or performance shares are forfeitable if the executive leaves the company voluntarily (other than as the result of retirement) before the restrictions lapse.

STOCK OPTIONS. The size of option grants to management level employees is generally based upon a table that reflects their level of responsibility. The committee approved this table after considering data from the survey group and the committee's policy of targeting total long-term compensation at the 75th percentile.

In 1998, none of the named executive officers received a grant of stock options. In fact, the only options granted were to newly hired employees, to employees promoted into new positions, or for retention purposes. The reason is that in September 1997, in order to create an immediate sense of ownership in the company, approximately 750 management level employees received option grants that were larger than called for by the table. Grants to members of management below the level of the executive leadership team were two and one-half times the normal annual grant. Because of the opportunity for stock ownership provided by the long-term incentive opportunity for 1998-1999, stock option grants to members of the executive leadership team were two times the size of the normal annual grant.

The stock options that were granted in September 1997 have a ten-year term and an exercise price equal to the fair market value of a share of company common stock on the grant date. The options granted to members of the executive leadership team become exercisable on the earlier of the achievement of four pre-established increases in the fair market value of the company's common stock or on the ninth anniversary of the option grant date. Three of these pre-established increases have been attained, and 75% of these options are now exercisable. Options granted to other management level employees become exercisable in thirds on each of the first three anniversaries of the stock option grant date.

The next general annual grant of options to management level employees will be made in the fall of 1999.

Compensation for 1998

Effective August 1, 1998, the committee increased Mr. Potter's base salary to an annual rate of $650,000 and Mr. Hunter's base salary to an annual rate of $475,000. These increases were in recognition of the outstanding performance of both the chief executive officer and chief operating officer since the spinoff. These increases also brought the salaries for both of these executive officers in line with median salaries for comparable positions in the survey group, in accordance with the committee's policy. Mr. Miller's base salary was increased to $350,000, effective May 1, 1998, based on his new responsibilities as vice chairman.

The committee awarded Mr. Potter an annual cash incentive award of $1,000,000. It awarded Mr. Hunter an annual cash incentive award of $550,000. The principal determinants of annual incentive awards are free cash flow and earnings per share. Although 1998 was a difficult year for the chemical industry, the company achieved excellent free cash flow and earnings per share as a result of its cost and cash management efforts, substantially exceeding the targets set by the committee at the beginning of 1998 as the outstanding performance level. In addition the company continued to improve upon its already strong safety performance. These accomplishments were due in large part to the continuing strong leadership and direction given by both Mr. Potter and Mr. Hunter. Annual incentive awards to the other named executive officers reflected their contribution to these overall results.

Deductibility of Executive Compensation

The committee is complying with the requirements of Section 162(m) of the Internal Revenue Code with respect to options and annual and long-term incentive plans in order to avoid losing the tax deduction for compensation in excess of $1,000,000 paid to one or more of the executive officers named in the Summary Compensation Table.

Management Stock Ownership Requirements

Because the committee and management believe that the financial well-being of senior executives should be linked to the creation of stockholder value, the committee has implemented stock ownership requirements for all executive officers and other members of the executive leadership team. Stock ownership requirements are as follows: six times base salary for the chief executive officer and the chief operating officer, three times base salary for the vice chairman and three senior vice presidents, and two times base salary for all other members of the executive leadership team. These requirements are to be achieved in accordance with the following schedule: 25% by September 1999, 50% by September 2000, and 100% by September 2002. Restricted stock and shares held through the company's 401(k) plan count toward achievement of these requirements as do shares held by the executive directly or in a trust. Unexercised stock options do not count.



EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

Howard M. Love, Chairman
Paul H. Hatfield
Frank A. Metz, Jr.

SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Long-Term Compensation
                                                                              --------------------------------------
                                          Annual Compensation                         Awards                Payouts
                          ------------------------------------------------------------------------------------------
           (a)                (b)         (c)           (d)           (e)         (f)          (g)           (h)           (i)
                                                                     Other
                                                                    Annual     Restricted   Securities                  All Other
        Name and                                                    Compen-      Stock      Underlying       LTIP        Compen-
        Principal            Year        Salary        Bonus        sation       Awards      Options       Payouts       sation
        Position             <F1>         ($)           ($)         ($)<F2>     ($)<F3>      (#)<F4>       ($)<F5>       ($)<F6>
-----------------------------------------------------------------------------------------------------------------------------------
  R. G. Potter               1998       620,833      1,000,000        -0-         -0-          -0-           -0-         117,614
  Chairman, Chief            1997       566,667      1,082,000       2,898        -0-        311,692      1,489,537       96,139
  Executive Officer, and     1996       500,000        940,000        -0-         -0-        800,000         -0-          54,138
  Director
-----------------------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol            1998       250,000        280,000        -0-         -0-          -0-           -0-          40,378
  Senior Vice President,     1997       231,250        357,200        -0-         -0-        123,612       121,740        28,618
  General Counsel, and       1996       197,925        207,789        -0-       491,500        -0-           -0-          19,022
  Secretary
-----------------------------------------------------------------------------------------------------------------------------------
  R. A. Clausen              1998       270,000        300,000        -0-         -0-          -0-           -0-          41,547
  Senior Vice President      1997       255,000        346,000        600         -0-         76,245       160,563        27,504
  and Chief Financial        1996       230,000        307,150        -0-         -0-        250,000         -0-          21,762
  Officer
-----------------------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III           1998       445,834        550,000        -0-         -0-          -0-           -0-          86,002
  President, Chief           1997       391,667        687,000        -0-         -0-        250,117      1,204,893       51,580
  Operating Officer, and     1996       250,000        340,000        -0-         -0-        250,000         -0-          28,077
  Director
-----------------------------------------------------------------------------------------------------------------------------------
  M. E. Miller               1998       325,000        360,000        -0-         -0-          -0-           -0-          38,369
  Vice Chairman              1997       263,750        325,000       3,069        -0-        136,789      1,577,168       41,759
                             1996       260,000        362,000        -0-         -0-        250,000         -0-          24,337
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Excluding the 1997 annual bonus, compensation for 1996 and the first eight months of 1997 was determined solely by Monsanto Company.

<F2> The figures for 1997 represent reimbursement for taxes on amounts received in connection with the termination of the Monsanto Employee Benefits Trust. The trust, which was established to provide a means for employees to save for post-retirement medical expenses, was terminated prior to the spinoff.

<F3> The dollar figure opposite Mr. Barnickol's name for 1996 represents the value of the award of Monsanto restricted stock made to Mr. Barnickol under a Monsanto Company incentive plan on January 24, 1996. On December 31, 1998, Mr. Barnickol held 2,000 of the 3,000 shares of Solutia restricted stock received as a dividend on the shares of Monsanto restricted stock as a result of the spinoff. These 2,000 shares had a value of $44,750 on December 31, 1998. In accordance with the terms of the original Monsanto Company award, 1,000 of these Solutia restricted shares vested on January 25, 1999, and the remaining 1,000 shares will vest on January 25, 2000. Dividends are paid on these shares at the same rate as paid to all stockholders.

     None of the other named executive officers held shares of restricted stock on December 31, 1998.

<F4> The stock option grants shown for 1997 represent options on Solutia common stock. The stock option grants shown for 1996 represent options on Monsanto common stock. Under the Employee Benefits and Compensation Allocation Agreement between Solutia and Monsanto, these Monsanto stock options were converted, in connection with the spinoff, into two awards: a replacement option on Solutia common stock and an adjusted option on Monsanto common stock, with the two awards preserving the economic value of the original Monsanto grant at the time of the spinoff. As a result, Mr. Potter's stock options for 1996 were converted into (a) an option on 432,614 shares of Solutia common stock and (b) an option on 667,220 shares of Monsanto common stock. For each of Messrs. Clausen, Hunter, and Miller, the grants were converted into (a) an option on 135,192 shares of Solutia common stock and (b) an option on 208,506 shares of Monsanto common stock.

<F5> Includes payment in 1997 of (a) awards earned by Messrs. Potter, Hunter, and Miller under Monsanto's 1994-1996 long-term incentive program and (b) "banked" amounts and sustained performance


                                      15

     adjustments for all of the named executive officers under Monsanto's annual incentive program for the years 1994 through 1996.

<F6> Amounts shown for 1998 include contributions to thrift/savings plans as follows: Mr. Potter, $79,499; Mr. Barnickol, $27,158; Mr. Clausen, $29,101; Mr. Hunter, $50,718; and Mr. Miller, $30,576; split dollar life insurance premiums, as follows: Mr. Potter, $38,012; Mr. Barnickol, $13,117; Mr. Clausen, $12,343; Mr. Hunter, $35,181; and Mr. Miller,
     $7,690; and costs for executive travel accident protection, as follows:
     Messrs. Potter, Barnickol, Clausen, Hunter, and Miller, $103.

AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
    (a)                             (b)               (c)                  (d)                         (e)
                                                                         Number of
                                                                         Securities                  Value of
                                                                         Underlying                Unexercised
                                                                        Unexercised                In-the-Money
                                                                     Options at FY-End          Options at FY-End
                                                                            (#)                      ($)<F1>
                                   Shares                         -------------------------------------------------
                                 Acquired on     Value Realized         Exercisable/               Exercisable/
     Name                        Exercise (#)        ($)<F2>           Unexercisable              Unexercisable
-------------------------------------------------------------------------------------------------------------------
  R. G. Potter                     108,154          2,016,423         1,088,468/60,000          9,870,146/172,500
-------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol                  27,039            676,218           284,159/12,500            3,368,300/35,938
-------------------------------------------------------------------------------------------------------------------
  R. A. Clausen                    10,000            157,690           259,237/12,500            1,922,009/35,938
-------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III                   -0-               -0-             362,614/40,000           1,856,097/115,000
-------------------------------------------------------------------------------------------------------------------
  M. E. Miller                       -0-               -0-             404,408/12,500            3,779,892/35,938
-------------------------------------------------------------------------------------------------------------------


<F1> These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on December 31, 1998 and (b) the exercise prices of the options. "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

<F2> The amounts in this column reflect the fair market value of shares received on the exercise date minus the exercise price.

In accordance with regulations of the Securities and Exchange Commission, the following table describes potential awards to named executive officers under the Solutia Inc. 1998-1999 Long-Term Incentive Plan (the "Plan"). No payments were actually made in 1998 under this Plan. Furthermore, there is no assurance that the company will achieve cumulative two-year results that would lead to payments under the Plan.

LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                                                         Estimated Future Payouts Under
                                         Number of            Performance or              Non-Stock Price-Based Plans
                                     Shares, Units, or         Other Period
                                        Other Rights         Until Maturation      Threshold         Target         Maximum
       Name                                #<F1>                or Payout             ($)             ($)             ($)
       (a)                                  (b)                    (c)                (d)             (e)             (f)
------------------------------------------------------------------------------------------------------------------------------
  R. G. Potter                              N/A             1/1/98 - 12/31/99         N/A           931,250        2,793,748
------------------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol                           N/A             1/1/98 - 12/31/99         N/A           200,000          600,000
------------------------------------------------------------------------------------------------------------------------------
  R. A. Clausen                             N/A             1/1/98 - 12/31/99         N/A           216,000          648,000
------------------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III                          N/A             1/1/98 - 12/31/99         N/A           668,751        2,006,253
------------------------------------------------------------------------------------------------------------------------------
  M. E. Miller                              N/A             1/1/98 - 12/31/99         N/A           260,000          780,000
------------------------------------------------------------------------------------------------------------------------------


<F1> Although actual awards, if any, under the Plan will not be determined or paid until 2000, long-term incentive opportunities were established for executives at the beginning of the two-year performance period, based on a percentage of each executive's aggregate salary during the performance period. The percentage varies with the level of responsibility of the executive. Actual awards will depend principally upon achievement of cumulative earnings per share and free cash flow targets for the two-year performance period. Threshold levels of cumulative earnings per share and cumulative free cash flow must be achieved for any awards to be earned. The amount of any award is subject to the discretion of the Executive Compensation and Development Committee.

     Any awards earned will be paid no later than March 15, 2000, in the form of shares of company common stock that are restricted against sale or other disposition until December 31, 2004, to the extent that sufficient shares are available for this purpose under the company's stock-based incentive plan. To the extent that sufficient shares are not available, payment will be made in the form of performance shares (bookkeeping units that entitle a participant to payment in cash based on the value of a share of company common stock) that replicate to the extent practicable the terms and conditions of the restricted stock. The number of shares of restricted stock or performance shares granted to an executive will be determined by dividing the dollar amount of the executive's award by the average of the fair market value of the company's common stock on each of the three consecutive days immediately preceding the grant date on which the New York Stock Exchange is open for trading. The restricted stock or performance shares are forfeitable if the executive leaves the company voluntarily (other than as the result of retirement) before the restrictions lapse.

PENSION PLANS

The named executive officers are eligible for benefits payable under the defined benefit pension plans applicable to the company's regular full-time employees. An executive's benefits are based on his service with Monsanto Company prior to the spinoff and service with Solutia since the spinoff. The company's defined benefit pension plans consist of two accounts: a "Prior Plan Account" and a "Cash Balance Account."

    * The opening balance of the Prior Plan Account was the lump sum value of the executive's December 31, 1996 monthly retirement benefit earned prior to January 1, 1997, under Monsanto Company's defined benefit pension plans, calculated using the assumption that the monthly benefit would be payable at age 55 with no reduction for early payment. The formula used to calculate the opening balance was the greater of 1.4% of average final compensation multiplied by years of service, without reduction for Social Security or other offset amounts, or 1.5% of average final compensation multiplied by years of service, less a 50% Social Security offset. Average final compensation for purposes of determining the opening balance was the greater of (1) average compensation received during the 36 months of employment with Monsanto prior to 1997 or (2) average compensation received during the highest three of the five calendar years of employment with Monsanto prior to 1997. For each year of the executive's continued employment with Solutia (including all of 1997), the executive's Prior Plan Account increases by 4% to recognize that prior plan benefits would have grown as a result of pay increases.

    * For each year during which the executive is employed by Solutia, 3% of annual compensation in excess of the Social Security wage base and a percentage (based on age) of annual compensation (salary and annual bonus) is credited to the Cash Balance Account. The applicable percentages and age ranges are: 3% before age 30, 4% for ages 30 to 39, 5% for ages 40 to 44, 6% for ages 45 to 49, and 7% for age 50 and over. In addition, the Cash Balance Account of executives who earned benefits under Monsanto Company's defined benefit pension plans before 1997 are credited each year (for up to ten years based on prior years of service with Monsanto Company before 1997) during which the executive is employed by Solutia (including all of 1997) with an amount equal to a percentage (based on age) of annual compensation. The applicable percentages and age ranges are: 2% before age 30, 3% for ages 30 to 39, 4% for ages 40 to 44, 5% for ages 45 to 49, and 6% for age 50 and over.

The estimated annual benefits payable as a single life annuity beginning at age 65 (assuming that each executive officer remains employed by the company until age 65 and receives 4% annual compensation increases) are as follows: Mr. Potter, $894,989; Mr. Barnickol, $320,980; Mr. Clausen, $443,645; Mr. Hunter, $715,685; and Mr. Miller, $516,053.

CHANGE-OF-CONTROL AGREEMENTS

Each executive officer named in the Summary Compensation Table is a party to a change-of-control employment agreement. These agreements become effective upon a "change of control" of the company (as defined in the agreements). The agreements provide for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the company without "cause," or if the executive terminates his own employment for "good reason" (each as defined in the change-of-control employment agreement), the executive is entitled to severance benefits equal to three times his annual compensation (including bonus) and continuation of certain benefits for three years (or the shorter number of years until the executive's normal retirement date). In addition, each of these executives is entitled to receive the severance benefits if he voluntarily terminates his own employment during the 30-day period beginning on the first anniversary of certain changes of control. Finally, each of these executives is entitled to an additional payment, if necessary, to make him whole as a result of any excise tax imposed by the Internal Revenue Code on certain change-of-control payments (unless the safe harbor below which the excise tax is imposed is not exceeded by more than ten percent, in which event the payments will be reduced to avoid the excise tax).

RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 2)

We are asking you to ratify the Board's appointment of Deloitte & Touche LLP ("Deloitte") as principal independent auditors to examine the consolidated financial statements of the company and its subsidiaries for the year 1999. The Audit and Finance Committee recommended the selection of Deloitte to the Board. Deloitte was originally appointed to act as the company's independent auditors in September 1997 when the company became an independent entity. Deloitte is knowledgeable about the company's operations and accounting practices and is well qualified to act as auditor.

Although we are not required to seek your approval of this appointment, the Board believes it to be sound corporate practice to do so. If you do not ratify the appointment of independent auditors, the Audit and Finance Committee will investigate the reasons for your rejection and the Board will reconsider the appointment.

Representatives of Deloitte do not plan to make a formal statement at the annual meeting. However, they will attend the meeting and be available to respond to appropriate questions.

-------------------------------------------------------------------------------
        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS PRINCIPAL INDEPENDENT AUDITORS FOR THE YEAR 1999.
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION

INFORMATION ABOUT STOCKHOLDER PROPOSALS

If you wish to submit proposals for possible inclusion in our 2000 proxy materials, we must receive them on or before November 16, 1999. Proposals should be mailed to:

                      Solutia Inc.
                      P.O. Box 66760
                      St. Louis, Missouri 63166-6760
                      Attention: Karl R. Barnickol, Secretary

If you wish to nominate directors and/or propose proper business from the floor for consideration at the 2000 Annual Meeting of Stockholders, our By-Laws provide that:

    * You must notify Solutia's Secretary in writing.

    * Your notice must be received at Solutia's world headquarters not earlier than December 30, 1999 and not later than January 29, 2000.

    * Your notice must contain the specific information required in our By-Laws. We will send copies of these requirements to any stockholder who writes to us requesting this information.

Please note that these three requirements apply only to matters that you wish to bring before your fellow stockholders at the 2000 Annual Meeting without submitting them for possible inclusion in our 2000 proxy materials.

MULTIPLE COPIES OF ANNUAL REPORT TO STOCKHOLDERS

If more than one copy of Solutia's Annual Report is currently being sent to your address, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s), or follow the prompts when you vote if you are a stockholder of record voting by telephone or Internet.

At least one account must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment account statements, and any special notices will not be affected by your election to discontinue future duplicate mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, you may call First Chicago Trust Company at 1-888-987-6588.

If you own common stock through a bank, broker or other nominee and receive more than one Solutia Annual Report, contact the holder of record to eliminate duplicate mailings.

                                      KARL R. BARNICKOL
                                      Secretary

March 15, 1999

DIRECTIONS TO
ST. LOUIS
MARRIOTT                         [MAP]
WEST HOTEL

FROM LAMBERT
INTERNATIONAL AIRPORT:

Take I-70 West
approximately 3 miles
to I-270 South, then 8
miles to the I-64/40
West exit.

FROM DOWNTOWN
ST. LOUIS:

Take Highway 40/I-64
West

From Highway 40/I-64,
exit Maryville Centre
Drive (exit # 23). Go
North 1/8 of a mile. The
St. Louis Marriott West
Hotel will be on the
left. Turn into the
parking lot and follow
the Solutia signs.


              ------------------------------------
                         [SOLUTIA LOGO]

                  Annual Meeting of Stockholders

                  St. Louis Marriott West Hotel
                    660 Maryville Centre Drive
                    St. Louis, Missouri 63141

                          April 28, 1999
                            1:45 P.M.

                         ADMISSION TICKET
               ------------------------------------

                                    SOLUTIA INC.
[SOLUTIA LOGO]                      COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 1999 ANNUAL MEETING
                 ST. LOUIS MARRIOTT WEST HOTEL, 660 MARYVILLE CENTRE DRIVE
                              ST. LOUIS, MISSOURI 63141
                             APRIL 28, 1999 AT 1:45 P.M.
 P
 R   The undersigned hereby appoints Robert G. Potter, John C. Hunter III, and
 O   Karl R. Barnickol, and each of them, with full power of substitution,
 X   proxies to vote all shares of Common Stock of Solutia Inc. that the
 Y undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, and any adjournments thereof, as specified upon the matters indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

     If the undersigned is a participant in the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, and this proxy card is received on or prior to April 23, 1999, then this card also provides voting instructions to the trustee of such plan to vote at the 1999 Annual Meeting, and any adjournments thereof, all shares of Common Stock of Solutia held in the undersigned's plan account as specified upon the matters indicated on the reverse side and in its discretion upon such other matters as may properly come before the meeting. If the undersigned is a participant in one of these plans and does not instruct the trustee by April 23, 1999, then the trustee will vote the undersigned's plan account shares in proportion to the votes of the other participants in that plan. In addition, the trustee will vote unallocated shares in the plan in direct proportion to voting by allocated shares for which instructions have been received.

         Election of directors to a term of three years to expire at the Annual Meeting in 2002 (see reverse). Nominees are (1) Joan T. Bok,
         (2) Howard M. Love, and (3) Robert G. Potter.


--------------------------------------------------------------------------------
   *FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL*






              PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING
                    YOUR PROXY BY TELEPHONE OR INTERNET.


      IF YOU WILL BE ATTENDING THE MEETING, PLEASE BRING THE ADMISSION
          TICKET PRINTED ON THE BACK COVER OF THE PROXY STATEMENT.

/X/ PLEASE MARK YOUR
    VOTE AS IN THIS
    EXAMPLE .

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

-------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.
-------------------------------------------------------------------------------
                             FOR        WITHHELD
1. Election of
   Directors                 / /          / /
   to term listed
   on reverse.

For, except withheld from the following nominee(s):


-------------------------------------------------------------------------------


                             FOR        AGAINST      ABSTAIN
2. Ratification of
   Deloitte & Touche
   LLP as principal          / /          / /          / /
   independent auditors
   for 1999.

---------------------------
      SPECIAL ACTION

  Check box if you wish
  to discontinue Annual            / /
  Report mailing for this
  Account because
  another household
  member receives one.
---------------------------


                                   Please sign your name or names exactly as printed hereon. When shares are held by joint tenants, both should sign. Trustees and other fiduciaries should so indicate when signing.



                                   ------------------------------------------


                                   ------------------------------------------
                                    SIGNATURE(S)                    DATE



--------------------------------------------------------------------------------
   *FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL*





                               [SOLUTIA LOGO]



Solutia Inc. encourages you to vote your shares electronically by telephone or through the Internet. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control numbers printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.   To vote by telephone:
   * On a touch-tone telephone, call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, 7 days a week.

2.   To vote over the Internet
   * Log onto the Internet and go to the website http://www.vote-by-net.com

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.



             YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                 APPENDIX

1. The legend appearing at the top of the Notice of Annual Meeting of Stockholders in the EDGAR filing appears in the printed document vertically in red along the left side of the Notice. The printed documents containing this legend will be distributed only to participants in Solutia's stock option plans. The legend will not appear on documents delivered to other stockholders.

2. On printed pages 4 through 6, the blank spaces to the left of each director's biography depicted by the word "[PHOTO]," contain a 1-1/8 inch by 1-5/8 inch black-and-white photograph of the respective director.

3. On printed page 4, "Your Board of Directors recommends a vote "FOR" these nominees" is in bold-face type.

4. On printed page 11, the trademarks are designated by the superscript letter "R" in a circle.

5. On printed page 11, the Stock Price Performance Graph is being transmitted in a format which can be processed by EDGAR.

6. On printed pages 1, 2, 10, 11, 12, 17, 18 and 19, the bullets in the printed document are represented by asterisks in the EDGAR document.

7. On printed page 19, "The Board recommends that you vote "FOR" the ratification of the appointment of Deloitte as principal independent auditors for the year 1999" is in bold-face type.

8. On the outside back cover of the printed copy, a map is presented showing the location of the Solutia Inc. 1999 Annual Meeting of Stockholders. This is depicted in the EDGAR copy as "[MAP]".

9. On the back of the proxy card, "This proxy, when properly executed will be voted in the manner directed by the undersigned stockholder.
    If no direction is given, this proxy will be voted "FOR" Items 1 and 2," and "The Board of Directors recommends a vote "FOR" Items 1 and 2" are in bold-face type.

10. On the front of the proxy card "THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS." is in bold-face type.